                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                  GREEN TREE FINANCIAL CORP.


                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                   Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                December  1996

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 1/17/97

                                                            Total $   Per $1,000
                                                            Amount     Original
                                                            -------   ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                   $4,605,066.25

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                 0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              4,605,066.25

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)                  6.05%
          b. Class A-1 Interest                          178,972.34   3.50926157
          c. Class A-2 Remittance Rate(6.45%)                  6.45%
          d. Class A-2 Interest                          306,375.00   5.37500000
          e. Class A-3 Remittance Rate(6.70%)                  6.70%
          f. Class A-3 Interest                          251,250.00   5.58333333
          g. Class A-4 Remittance Rate(7.10%)                  7.10%
          h. Class A-4 Interest                          207,083.33   5.91666657
          i. Class A-5 Remittance Rate(7.35%)                  7.35%
          j. Class A-5 Interest                          287,875.00   6.12500000
          k. Class A-6 Remittance Rate(7.85%,
             unless Weighted Average Contract
             rate is below (7.85%)                             7.85%
          l. Class A-6 Interest                          481,793.75   6.54166667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                          .00          .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 2
                                  CUSIP#'S  393505-MA7, MB5, MC3, MD1, ME9, MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 1/17/97

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00              .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 1,971,711.87              N/A
          a. Scheduled Principal                    644,017.24              N/A
          b. Principal Prepayments                1,006,964.65              N/A
          c. Liquidated Contracts                   320,729.98              N/A
          d. Repurchases                                   .00              N/A

     (6)  Pool Scheduled Principal
           Balance                              354,405,743.61     953.01408437
     (6a) Pool Factor                                .95301408

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
           Date                                          91.65%

     (9)  Class A Percentage for the following
           Remittance Date                               91.60%

     (10) Class A Principal Distribution:
          a. Class A-1                            1,971,711.87      38.66101706
          b. Class A-2                                     .00              .00
          c. Class A-3                                     .00              .00
          d. Class A-4                                     .00              .00
          e. Class A-5                                     .00              .00
          f. Class A-6                                     .00              .00

     (11) Class A-1 Principal Balance            33,526,933.61     657.39085510
     (11a)      Class A-1 Pool Factor                .65739086

     (12) Class A-2 Principal Balance            57,000,000.00     1000.0000000
     (12a)      Class A-2 Pool Factor               1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 3

                                  CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 1/17/97

(13) Class A-3 Principal Balance             45,000,000.00  1000.0000000
(13a) Class A-3 Pool Factor                     1.00000000

(14) Class A-4 Principal Balance             35,000,000.00  1000.0000000
     (14a)      Class A-4 Pool Factor           1.00000000

     (15) Class A-5 Principal Balance        47,000,000.00  1000.0000000
     (15a)      Class A-5 Pool Factor           1.00000000

(16) Class A-6 Principal Balance             73,650,000.00  1000.0000000
(16a) Class A-6 Pool Factor                     1.00000000

(17) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
     Date                                              .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18) 31-59 days                          4,717,562.30           160

     (19) 60 days or more                     3,417,024.55           117

     (20) Current Month Repossessions           793,564.37            28

     (21) Repossession Inventory              2,215,434.53            76

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                             .96%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 4

                         CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                         TRUST ACCOUNT #80-4135900
                         REMITTANCE DATE: 1/17/97

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                 .84%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                             1.33%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                1.14%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from April 1, 2000 to
         March 31, 2001, 6.5% from April 1, 2001 to March 31,
         2002, 8.5% from April 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                         .09%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date   125,404.74

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        .33%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 5

                            CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 1/17/97

(26) Class M-1 Principal Balance Test
     (a)    The sum of Class M-1 Principal Balance and Class B

         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                         17.74%

(27) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                  .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                           8.35%

                                                      Total $         Per $1,000
                                                       Amount           Original
                                                    -----------       -----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                                 920,004.96

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                            7.70%
     b.  Class M-1 Interest                         214,765.83       6.41666657

(30) Amount applied to Class M-1 Interest
     Deficiency Amount                                     .00                0

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 6

                            CUSIP#'S  393505-MG4
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 1/17/97

                                                       Total $    Per $1,000
                                                       Amount      Original
                                                     ----------  ------------

   (31)  Remaining unpaid Class M-1 Interest
         Deficiency Amount                                 .00

   (32)  Amount Applied to:
         a.Unpaid Class M-1 Interest Shortfall             .00         0

   (33)  Remaining:
         a.Unpaid Class M-1 Interest Shortfall             .00         0

B.       Principal
   (34)  Formula Principal Distribution Amount
         a.    Scheduled Principal                         .00        N/A
         b.    Principal Prepayments                       .00        N/A
         c.    Liquidated Contracts                        .00        N/A
         d.    Repurchases                                 .00        N/A

   (35)  Class M-1 Principal Balance             33,470,000.00    1000.00000000
   (35a) Class M-1 Pool Factor                      1.00000000

   (36)  Class M-1 Percentage for such Remittance
         Date                                              .00%

   (37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                               .00       0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                              .00

   (38)  Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance
         Date                                              .00

   (39)  Class M-1 Percentage for the following
         Remittance Date                                   .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 7

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 1/17/97

                                                         Total $      Per $1,000
                                                          Amount       Original
                                                         -------      ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                   705,239.13

(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is
     below 7.70%)                                           7.70%

(3)  Aggregate Class B1 Interest                       95,447.92     6.41666689

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                   .00            .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                      .00            .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                       .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                       .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                .00

(8a) Class B Percentage for such Remittance Date             .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)                  .00

(10a)     Class B1 Principal Shortfall                       .00

(10b)     Unpaid Class B1 Principal Shortfall                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 8

                            CUSIP#'S  393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 1/17/97

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                     ----------       ----------
(11) Class B Principal Balance                    29,758,810.00

(12) Class B1 Principal Balance                   14,875,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                      609,791.21

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                              8.05%

(15) Aggregate Class B2 Interest                      99,845.56       6.70833342

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                  .00              .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                     .00              .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                   .00

(19) Class B2 Principal Liquidation Loss Amount             .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                   .00

(21) Guarantee Payment                                      .00

(22) Class B2 Principal Balance                   14,883,810.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 9

                            CUSIP#'S  393505-MH2, MJ8
                            TRUST ACCOUNT #80-4135900
                            REMITTANCE DATE: 1/17/97

                                                        Total $    Per $1,000
                                                         Amount     Original
                                                        --------   ----------
(23)    Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company
        or Green Tree Financial Corporation
        is the Servicer)                              148,490.61

(24) 3% Guarantee Fee                                 361,455.04

(25) Class C Residual Payment                                .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                            793,564.37

(29) Repossessed Contracts Remaining
     in Inventory                                   2,215,434.53

(30) Weighted Average Contract Rate                      9.91630

                                     GTFC
                                    1996-3
                                December  1996
                              Defaulted Contracts

                                                            Estimated
                                                             Loss At
  Account#      Principal    Interest       Amount            Sale
  --------      ----------   --------     ----------      -------------
  18317898      11,922.98      73.82      11,996.80         6,957.42
  34309999      25,110.19     155.47      25,265.66         5,867.43
  50323108      39,004.12     241.50      39,245.62         8,683.27
  57317754      28,799.64     178.31      28,977.95         4,052.01
  57317809      16,793.28     103.97      16,897.25         6,666.65
  63322024      35,524.88     219.95      35,744.83        12,904.96
  65314976       8,735.92      54.08       8,790.00         5,217.83
  75328100      26,624.15     164.84      26,788.99         9,395.94
  75328232      30,576.22     189.31      30,765.53        11,073.42
  76318530      27,572.53     170.71      27,743.24        26,114.08
  78302072      16,255.08     100.64      16,355.72         7,914.88
  85318302      20,616.71     127.65      20,744.36        11,071.99
  97330378      33,194.28     205.52      33,399.80         8,497.52

  TOTALS      $320,729.98  $1,985.77    $322,715.75      $124,417.40
              ===========  =========    ===========      ===========